EXHIBIT 10.4


                    THIRD AMENDMENT TO CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of July 27, 1999 (this "Agreement"), by and among BIRMINGHAM STEEL CORPORATION (the "Borrower"), each of the financial institutions party hereto, and BANK OF AMERICA, N.A. successor to NationsBank, N.A. (South), as Agent (the "Agent").

      WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of March 17, 1997, as amended as of June 23, 1998 and as of September 30, 1998 (as so amended, the "Credit Agreement");

      WHEREAS, the Borrower has advised the Agent, the Lenders and the Swingline Lender that the Borrower may not be able to make certain certifications regarding the Borrower's compliance with Section 9.1.(b) of the Credit Agreement with respect to the Four-Quarter Period ended June 30, 1999; and

      WHEREAS, while the Borrower is in the process of compiling and evaluating its final financial data for such Four-Quarter Period, the Borrower desires that the Agent, the Lenders and the Swingline Lender continue to make Revolving Loans and Swingline Loans to the Borrower, as applicable, and to issue Letters of Credit for the account of the Borrower, pursuant to the Credit Agreement, subject to the terms and conditions of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, all of the parties hereto agree as follows:

      Section 1. Agreement Regarding Certain Conditions Precedent to Credit Events and Continuations. Subject to the terms and conditions of this Agreement, the Agent, the Lenders and the Swingline Lender each agrees that the condition precedent imposed under Section 5.2. of the Credit Agreement to the occurrence of any Credit Event that no Default or Event of Default shall have occurred and be continuing and that the representations and warranties made or deemed made by the Borrower in the Loan Documents be true and correct, as well as the condition precedent to a Continuation or Conversion of a Loan that no Default or Event of Default shall have occurred and be continuing as imposed under Sections 2.9. and 2.10. respectively, shall be suspended during the Applicable Period (as defined below) solely to the extent such conditions cannot be satisfied because of the existence of the following:

            (a) the issue concerning the Borrower's compliance with Section 9.1.(b) of the Credit Agreement for the Four-Quarter Period ended June 30, 1999;

            (b) any issue concerning the Borrower's compliance with interest coverage ratios contained in the following agreements: (i) those certain Note Purchase Agreements dated as of September 1, 1993 executed by the Borrower in favor of the purchasers of the Borrower's 7.28% Senior Notes due December 15, 2005 in the aggregate amount of $130,000,000 and (ii) those certain Note Purchase Agreements dated as of September 15, 1995 executed by the Borrower in favor of the purchasers of the Borrower's (x) 6.96% Series A Senior Notes due December 15, 2002 in the aggregate amount of $76,000,000; (y) 7.07% Series B Senior Notes due December 15, 2005 in the aggregate amount of $14,000,000; and (z) 7.17% Series C Senior Notes due December 15, 2005 in the aggregate amount of $60,000,000; and

            (c) any issue concerning the Borrower's or a Restricted Subsidiary's compliance with interest coverage ratios in the following agreements: (i) that certain Reimbursement Agreement dated as of September 1, 1995, as amended, among the Borrower, American Steel and Wire Corporation and Bank of America, N.A., successor to Bank of America Illinois, (ii) that certain Reimbursement Agreement dated as of August 15, 1995, as amended, between the Borrower and PNC Bank, National Association, successor to PNC Bank, Kentucky, Inc., and (iii) that certain Reimbursement Agreement dated as of October 1, 1996, as amended, between the Borrower and PNC Bank, National Association, successor to PNC Bank, Kentucky, Inc.

      Section 2. Duration of Applicable Period. The agreement of the Agent, the Lenders and the Swingline Lender contained in the immediately preceding Section shall remain in effect during the period (the "Applicable Period") from the date this Agreement first becomes effective to the first to occur of the following: (a) September 30, 1999 and (b) the date on which the Agent shall have received from Lenders comprising the Requisite Lenders written notice that such Lenders have elected to terminate their agreement contained in the immediately preceding Section. The Borrower acknowledges and agrees that each Lender may make such an election in such Lender's sole and absolute discretion. The Agent shall give prompt notice to the Borrower of the receipt of any such notice from Lenders comprising the Requisite Lenders but the Agent's failure to do so shall not have any effect on the validity or effectiveness of any such election or termination of such agreement. In addition, the Applicable Period shall also terminate without any such election or notice or any other action by the Agent, the Lenders, the Swingline Lender or any other Person upon the occurrence of any Event of Default specified in Section 10.1.(e) or (f) of the Credit Agreement.

      Section 3. Limitation on Outstandings. During the Applicable Period and notwithstanding any term of the Credit Agreement or any other Loan Document, the Borrower agrees that at no time shall it permit the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Bid Rate Loans, the aggregate principal amount of all outstanding Swingline Loans and the aggregate amount of all Letter of Credit Liabilities (all such amounts collectively referred to as the "Outstanding Credit"), to exceed $235,000,000. If at any time the Outstanding Credit exceeds $235,000,000, the Borrower shall immediately pay to the Agent for the account of the Lenders, or the Swingline Lender, as the case may be, the amount of such excess.

      Section 4. Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

      (a) The Credit Agreement is amended by deleting from Section 1.1 the definitions of the terms "Applicable Facility Fee" and "Applicable Margin" in their entirety and substituting in their places the following:

      "APPLICABLE FACILITY FEE" means one-half of one percent (0.50%).

      "APPLICABLE MARGIN" means two percent (2.0%).

      (b) The Credit Agreement is amended by deleting the first sentence of
Section 2.5.(b) in its entirety and substituting in its place the following:

      Accrued interest on each Loan shall be payable (i) in the case of all Loans (including Swingline Loans), monthly on the last day of each calendar month, (ii) in the case of a LIBOR Loan or a Bid Rate Loan, on the last day of each Interest Period therefor, (iii) in the case of any LIBOR Loan, upon the payment, prepayment or Continuation thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted) and (iv) in the case of any Loan, upon the payment or prepayment thereof in full.

The amendments contained in this Section shall become effective upon the effectiveness of this Agreement and shall be deemed to have prospective application only. The termination of the Applicable Period shall have no effect whatsoever on the effectiveness of such amendments.

      Section 5. Representations and Warranties of the Borrower. To induce the Agent, the Lenders and the Swingline Lender to enter into this Agreement, the Borrower represents and warrants to each of them as follows as of the date hereof:

      (a) No Default or Event of Default has occurred and is continuing; provided, however, no representation or warranty is made in this subsection solely to the extent such representation or warranty cannot be made because of the existence of any of the issues referred to in Section 1(a) through
(c) above;

      (b) The representations and warranties made or deemed made by the Borrower in the Loan Documents to which it is a party, are true and correct with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement; provided, however, no representation or warranty is made in this subsection solely to the extent such representation or warranty cannot be made because of the existence of any of the issues referred to in Section 1(a) through (c) above;

      (c) The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement, and to perform the Credit Agreement as amended by this Agreement, in accordance with their respective terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Agreement and the Credit Agreement as amended by this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity; and

      (d) The execution and delivery of this Agreement, and the performance of each of this Agreement and the Credit Agreement as amended by this Agreement, in accordance with its respective terms, do not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or the bylaws of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary.

      Section 6. No Third Party Beneficiaries. Except for the Borrower, the Lenders, the Swingline Lender and the Agent, no Person is intended to be a beneficiary of this Agreement and no other Person shall be authorized to rely upon the contents of this Agreement.

      Section 7. No Waiver. The parties hereto confirm and agree that none of the following is, nor shall any of the following be deemed or construed in any way to be, a waiver of any Default or Event of Default under the Agreement or any of the other Loan Documents: (a) the existence of this Agreement; (b) the amendments effected pursuant to Section 4 above; or (c) the Agent, any Lender or the Swingline Lender permitting any Credit Event to occur after the effectiveness of this Agreement. In addition, each Lender confirms its continuing obligations (i) to the Agent under Section 2.3.(j) regarding drawings on Letters of Credit honored by the Agent and not reimbursed by the Borrower and (ii) to the Swingline Lender under
Section 2.4.(e) of the Credit Agreement to pay to the Swingline Lender such Lender's Commitment Percentage of Swingline Loans as provided in such Section.

      Section 8. Effectiveness. This Agreement shall become effective only upon its execution and delivery by the Borrower, the Requisite Lenders, the Swingline Lender and the Agent, and shall be deemed to be effective as of the date first written above.

      Section 9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

      Section 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument.

      Section 11. Defined Terms. Terms not otherwise defined in this Agreement which are defined in the Credit Agreement are used herewith with the respective meanings given them in the Credit Agreement.

                       [Signatures on Following Page]


      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

                              THE BORROWER:

                              BIRMINGHAM STEEL CORPORATION


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE AGENT AND THE LENDERS:

                              BANK OF AMERICA, N.A., successor to
                                NationsBank, N.A. (South), as Agent, as a
                                Lender and as Swingline Lender


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              PNC BANK, NATIONAL ASSOCIATION, as
                                Co-Agent and as a Lender


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE BANK OF NOVA SCOTIA, as Co-Agent and
                                as a Lender


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                [Signatures continued on the following page]



           [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT
        DATED AS OF JULY 27, 1999 WITH BIRMINGHAM STEEL CORPORATION]

                              THE BANK OF TOKYO - MITSUBISHI, LTD
                                ATLANTA AGENCY


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              CIBC INC.


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              AMSOUTH BANK


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                CAYMAN ISLAND BRANCH


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                [Signatures continue on the following page]



           [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT
        DATED AS OF JULY 27, 1999 WITH BIRMINGHAM STEEL CORPORATION]




                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              FIRST AMERICAN NATIONAL BANK

                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE SANWA BANK, LIMITED


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              UNION BANK OF SWITZERLAND, NEW YORK BRANCH


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________

                              By:______________________________
                                 Name:_______________________
                                 Title:______________________